Exhibit 10.1

VACANT LAND PURCHASE AND SALE CONTRACT

1.     Contract This Vacant Land Purchase and Sale Contract (“Contract”) is made by and between Gerard F. Schiele Trust (“Buyer”) and Inland Land Appreciation Fund L.P. (“Seller”) (collectively, “Parties”) with respect to the purchase and sale of the real estate and improvements, if any, located at

Empire And Swanberg Roads in Kane County                     Illinois                             (“Property”).

                        (address)                           (city)                                     (estate)

Property P.I.N. #: 08-09-200-016, 08-09-300-006, 08-09-401-004, 08-16-101-005, 08-16-201-001. Lot size:         225 Acres +/-         .

2. Purchase Price. The Purchase price for the Property is $     $2,587,500.00                     (“Purchase Price”). The Purchase Price includes the following personal property:             None                                                                                       (“Personal Property”).

3. Earnest Money: Upon Buyer’s execution of this Contract, Buyer shall deposit with Inland Real Estate Development Corp. Sellers broker. (“Escrowee”), initial earnest money in the amount of       $25,000.00         , in the form of      Check             (“Initial Earnest Money”). The initial Earnest Money shall be returned and this Contract shall be of no force or effect if this Contract is no accepted by Seller on or before August 8,       20 12 .

4. Intentionally Deleted

5. Possession. Seller agrees to surrender possession of the Property on or before the Closing Date (as defined in Paragraph 6 below).

6. Closing. Buyer shall deliver the balance of the Purchase Price (less the amount of the Final Earnest money, plus or minus prorations and escrow fees, if any) to Seller and Seller shall execute and deliver the Deed (as defined below) to Buyer at “Closing”. Closing shall occur on or prior to September 12 , 20 12 at a time and location mutually agreed upon by the Parties (“Closing Date”). Seller must provide Buyer with good and merchantable title prior to Closing.

7. Deed. At closing, Seller shall execute and deliver to Buyer, or cause to be executed and delivered to Buyer, a recordable warranty deed (“Deed”) (or other appropriate deed if title is in trust or in an estate), or Articles of Agreement, if applicable, subject only to the following, if any: covenants, conditions, and restrictions of record; public and utility easements; existing leases and tenancies, if any; visible private and public roads and easements therefore; building setback lines and use or occupancy restrictions; zoning laws and ordinances; acts done by or suffered through Buyer, all special governmental taxes or assessments confirmed and unconfirmed; and general real estate taxes not yet due and payable at the time of Closing.

8. Real Estate Taxes. Seller represents that the 20    11     general real estate taxes were     $4,279.80     . General real estate taxes shall be prorated based on (i)     100    % of the most recent ascertainable full year tax bill, or (ii) mutually agreed by the Parties in writing prior to the expiration of the Attorney Approval Period.

9. “AS-IS” Condition. Seller represents that the Property is zoned     Agriculture     . This Contract is for the sale and purchase of the Property (including any Personal Property) in its “as-is” condition as of the Acceptance Date. The Property (including any Personal Property) has been inspected by the Buyer acknowledges that no representations, warranties or guarantees with respect to the condition of the Property (including any Personal Property) have been made by Seller or Seller’s agents, brokers or representatives other than those set forth herein.

10. Intentionally Deleted.

11. Intentionally Deleted.

12. Attorney Modification. Within     3     business days after the Acceptance Date (“Attorney Approval Period”), the Parties respective attorneys may propose written modification to this Contract (“Proposed Modifications”) on matters other than the Purchase Price, broker’s compensation and dates. Any Proposed Modification that are set forth in writing and accepted by the other party shall become terms of this Contract as if originally set forth in this Contract. If, within the Attorney Approval Period, the Parties cannot reach agreement regarding the Proposed Modifications, then, at any time after the Attorney Approval Period, either Party may terminate this Contract by written notice to the other Party. In that event, this Contract shall be null and void and the Earnest Money shall be returned to buyer. IN THE ABSENCE OF DELIVERY OF PROPOSED MODIFICATIONS PRIOR TO THE EXPIRATION OF THE ATTORNEY APPROVAL PERIOD, THIS PROVISION SHALL BE DEEMED WAIVED BY ALL PARTIES, AND THIS CONTRACT SHALL BE IN FULL FORCE AND EFFECT.

13. Inspection. Within     10     business days after the Acceptance Date (“Inspection Period”), Buyer may conduct, at Buyer’s sole cost and expense (unless otherwise provided by law) inspections of the Property (“Inspections”), including but not limited to investigations of the utilities serving the Property, environmental audits and soil sample testing, by one or more properly licensed or certified inspection personnel (each, and “Inspector”). Buyer shall provide Seller with reasonable notice prior to conducting any such investigations. Buyer shall indemnify Seller from and against any loss or damage to the Property or personal injury caused by the Inspections, Buyer, or Buyer’s Inspectors. Buyer agrees to promptly provide copies of all inspection reports to Seller and to the listing broker, if any. Seller further agrees to restore the Property to its original condition and agrees to be responsible for any damage incurred while performing such inspections. Buyer may terminate this Contract at any time prior to the expiration of the Inspection Period by providing written notice of such termination to Seller. In the event of such notice, this Contract shall be null and void and the Earnest Money shall be returned to Buyer. Buyer’s obligations under this Paragraph 13 shall survive the termination of this Contract. IN THE ABSENCE OF WRITTEN NOTICE PRIOR TO EXPIRATION OF THE INSPECTION PERIOD, THIS PRIVISION SHALL BE DEEMED WAIVED BY AL PARTIES AND THIS CONTRACT SHALL BE IN FULL FORCE AND EFFECT.

14. General Provisions and Riders. THIS CONTRACT WILL BECOME A LEGALLY BINDING CONTRACT WHEN SIGNED BY ALL PARTIES AND DELIVERED. THIS CONTRACT INCLUDES THE GENERAL PROVISIONS ON THE LAST PAGE OF THIS CONTRACT AND RIDERS         “A”                     (list Rider numbers here) AND ADDENDUM     N/A     (list Addendum numbers here) ATTACHED TO AND MADE A PART OF THIS CONTRACT.

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.1

VACANT LAND PURCHASE AND SALE CONTRACT

OFFER DATE:	August 3, 2012

BUYER’S INFORMATION:

Buyer’s Signature:	/s/ Gerhard F. Schiele

Buyer’s Signature:

Buyer’s Name(s) (print):	Gerhard F. Schiele Trust

Address:	440 W. Lake Street

City: Elmhurst State: Illinois Zip: 60126

Office Phone: 800-266-3000 Home Phone:

Fax: 630-617-8718 Cell Phone: 630-816-5766

Email Address: kschiele@elmhurstautogroup.com

The names and addresses set forth below are for informational purposes only and subject to change.

BUYER’S BROKER’S INFORMATION:

Designated Agent (print): Anthony Gange

Agent Identification Number:

Broker Name: CBRE MLS #

Office Address: 700 Commerce Drive

City: Oak Brook State: Illinois Zip: 60523

Office Phone: 630-573-7030 Cell Phone: 630-677-7030

Fax: 630-573-7018

Email: tony.gange@cbre.com

BUYER’S ATTORNEY’S INFORMATION:

Attorney Name: Michael Nigro

Firm: Nigro, Westfall & Gryska

Office Address: 1793 Bloomingdale Road

City: Glendale Heights State: Illinios Zip: 60139

Office Phone: 630-682-9872 Cell Phone:

Fax: 630-580-5696

Email: mike@nigrowestfall.com

BUYER’S LENDER’S INFORMATION:

Mortgage Broker’s Name:

Lender:

Office Address:

City: State: Zip:

Office Phone: Cell Phone:

Fax:

Email:

ACCEPTANCE DATE: August 9, 2012 (“Acceptance Date”)

SELLER’S INFORMATION:

Seller’s Signature: /s/ Guadalupe Griffin, Sr. Vice President

Seller’s Signature:

Seller’s Name(s) (print): Inland Land Appreciation Fund, L.P.

Address: 2901 Butterfield Rd

City: Oak Brook State: Illinois Zip: 60523

Office Phone: 630-218-8000 Home Phone:

Fax: 630-954-5673 Cell Phone:

Email Address: griffin@inlandgroup.com

The names and addresses set forth below are for informational purposes only and subject to change.

SELLER’S BROKER’S INFORMATION:

Designated Agent Name (print): Anthony A. Casaccio

Agent Identification Number:

Broker Name: Inland Real Estate Development Corp MLS #

Office Address: 2901 Butterfield Road

City: Oak Brook State: Illinois Zip: 60523

Office Phone: 630-218-4930 Cell Phone: 630-768-3902

Fax: 630-954-5673

Email: casaccio@inlandgroup.com

SELLER’S ATTORNEY’S INFORMATION:

Attorney Name: Dan Bauer

Firm: The Inland Real Estate Group – Assistant General Counsel

Office Address: 2901 Butterfield Road

City: Oak Brook State: Illinois Zip: 60523

Office Phone: 630-218-8000 Cell Phone:

Fax: 630-218-4900

Email: bauer@inlandgroup.com

Exhibit 10.1

VACANT LAND PURCHASE AND SALE CONTRACT

GENERAL PROVISIONS

A. Prorations. Rent, interest on existing mortgage, if any, water taxes and other items shall be prorated as of the Closing Date.

B. Uniform Vendor and Purchaser Risk Act. The provisions of the Uniform Vendor and Purchaser Risk Act of the State of Illinois shall be applicable to this Contract.

C. Title. Within 5 days prior to the Closing Date, Seller shall deliver to Buyer or his agent evidence of merchantable title in the intended grantor by delivering a Commitment for Title Insurance of a title insurance company bearing a date on or subsequent to the Acceptance Date, in the amount of the Purchase Price, subject to no other exceptions than those previously listed within this Contract and to general exceptions contained in the commitment. Delay in delivery by Seller of a Commitment for Title Insurance due to delay by Buyer’s mortgagee in recording mortgage and bringing down title shall not be a default of this Contract. Every Commitment for Title Insurance furnished by Seller shall be conclusive evidence of title as shown. If evidence of title discloses other exceptions, Seller shall have 30 days after Seller’s receipt of evidence of title to cure the exceptions and notify Buyer accordingly. As to those exceptions that may be removed at Closing by payment of money, Seller may have those exceptions removed at Closing by using the proceeds of the sale.

D. Notice. All notices required by this Contract shall be in writing and shall be served upon the Parties or their attorneys at the addresses provided in this Contract. The mailing of notice by registered or certified mail, return receipt requested, shall be sufficient service when the notice is mailed. Notices may also be served by personal delivery or commercial delivery service, by mail-o-gram, telegram, or by the use of a facsimile machine with proof of transmission and a copy of the notice with proof of transmission being sent by regular mail on the date of transmission. In addition, facsimile signatures shall be sufficient for purposes of executing, negotiating, and finalizing this Contract. E-mail notices shall be deemed valid and received by the addressee when delivered by e-mail and opened by the recipient, provided that a copy of the e-mail notice is also sent by regular mail to the recipient on the date of transmission.

E. Disposition of Earnest Money. In the event of default by Buyer, the Earnest Money, less expenses and commission of the listing broker, shall be paid to Seller. If Seller defaults, the Earnest Money, at the option of Buyer, shall be refunded to Buyer, but such refunding shall not release Seller from the obligations of this Contract. In the event of any default, Escrowee shall give written notice to Seller and Buyer indicating Escrowee’s intended disposition of the Earnest Money and request Seller’s and Buyer’s written consent to the Escrowee’s intended disposition of the Earnest Money within 30 days after the notice. However, Seller and Buyer acknowledge and agree that if Escrowee is a licensed real estate broker, Escrowee may not distribute the Earnest Money without the joint written direction of Seller and Buyer or their authorized agents. If Escrowee is not a licensed real estate broker, Seller and Buyer agree that if neither Party objects, in writing, to the proposed disposition of the Earnest Money within 30 days after the date of the notice, then Escrowee shall proceed to disperse the Earnest Money as previously noticed by Escrowee. If either Seller or Buyer objects to the intended disposition within the 30 day period, or if Escrowee is a licensed real estate broker and does not receive the joint written direction of Seller and Buyer authorizing distribution of the Earnest Money, then the Escrowee may deposit the Earnest Money with the Clerk of the Circuit Court by the filing of an action in the nature of an Interpleader. Escrowee may be reimbursed from the Earnest Money for all costs, including reasonable attorney’s fees, related to the filing of the Interpleader and the Parties indemnify and hold Escrowee harmless from any and all claims and demands, including the payment of reasonable attorneys’ fees, costs, and expenses arising out of those claims and demands.

F. Bill of Sale. Seller shall furnish to Buyer at Closing an executed, notarized bill of sale (“Bill of Sale”) transferring all of Seller’s right, title and interest in the Personal Property, if any, To Buyer at Closing.

G. Affidavit of Title. Seller shall furnish to Buyer at Closing an executed, notarized affidavit of title (“Affidavit of Title”), and any other documents as may be required by the Title Company for the issuance of any ALTA owner’s policy and/or lender’s policy, as the case may be. The Affidavit of Title shall cover the Closing Date.

H. Code Violations. Seller warrants that no notice from any city, village, or other governmental authority of a dwelling code violation that currently exists on the Property has been issued and received by Seller or Seller’s agent (“Code Violation Notice”). If a Code Violation Notice is received after the Acceptance Date and before Closing, Seller shall promptly notify Buyer of the Notice.

I. Escrow Closing. At the written request of Seller or Buyer received prior to the delivery of the deed under this Contract, this sale shall be closed through an escrow with a title insurance company, in accordance with the general provisions of the usual form of deed and money escrow agreement then furnished and in use by the title insurance company, with such special provisions inserted in the escrow agreement as may be required to conform with this Contract. Upon the creation of an escrow, payment of Purchase Price and delivery of deed shall be made through the escrow, this Contract and the Earnest Money shall be deposited in the escrow, and the Broker shall be made a party to the escrow with regard to commission due. The cost of the escrow shall be divided equally between Buyer and Seller.

J. Survey. At least 5 days prior to the Closing Date, Seller shall provide Buyer with a survey by a licensed land surveyor dated not more than six months prior to the date of Closing, showing the present location of all easements, building set-back lines and boundaries of the Property. If Buyer or Buyer’s mortgagee desires a more recent or extensive survey, the survey shall be obtained at Buyer’s expense.

K. 1031 Exchange. The Parties agree that at any time prior to the Closing Date, Buyer and/or Seller may elect to effect a simultaneous or non-simultaneous tax-deferred exchange pursuant to Section 1031, and the regulations pertaining thereto, of the Internal Revenue Code, as amended. Each party expressly agrees to cooperate with the other party in connection with any such exchange in any manner which shall not impose any additional cost or liability upon the cooperating party, including without limitation by executing any and all documents, including escrow instructions or agreements consenting to the assignment of any rights and obligations hereunder to an exchange entity, which may be necessary to carry out such an exchange; provided, however, that any election to effect such an exchange shall not delay the Closing Date.

L. Legal Description. The Parties may amend this Contract to attach a complete and correct legal description of the Property.

Exhibit 10.1

VACANT LAND PURCHASE AND SALE CONTRACT

M. RESPA. Buyer and Seller shall make all disclosures and do all things necessary to comply with the applicable provisions of the Real Estate Settlement Procedures Act of 1974, as amended.

N. Transfer Taxes. Seller shall pay the amount of any stamp tax imposed by the state and county on the transfer of title, and shall furnish a completed declaration signed by Seller or Seller’s agent in the form required by the state and county, and shall furnish any declaration signed by Seller or Seller’s agent or meet other requirements as established by any local ordinance with regard to a transfer or transaction tax. Any real estate transfer tax required by local ordinance shall be paid by the person designated in that ordinance.

O. Removal of Personal Property. Seller shall remove from the Property by the Possession Date all debris and Seller’s personal property not conveyed by Bill of Sale to Buyer.

P. Surrender. Seller agrees to surrender possession of the Property in the same condition as it is on the Acceptance Date, ordinary wear and tear excepted, subject to Paragraph B of the General Provisions of this Contract.

Q. Time. Time is of the essence for purposes of this Contract.

R. Number. Wherever appropriate within this Contract, the singular includes the plural.

S. Flood Plain Insurance. In the event the Property is in a flood plain and flood insurance is required by Buyer’s lender, Buyer shall pay for that insurance.

T. Business Days and Time. Any reference in this Contract to “day” or “days” shall mean business days, not calendar days, including Monday, Tuesday, Wednesday, Thursday, and Friday, and excluding all official federal and state holidays.

U. Patriot Act. Seller and Buyer represent and warrant that they are not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by Executive Order or the United States Treasury Department as a Specially Designated National and Blocked Person, or other banned or blocked person, entity, nation or transaction pursuant to any law, order, rule or regulation which is enforced or administered by the Office of Foreign Assets Control (“OFAC”), and that they are not engaged in this transaction directly or indirectly on behalf of, or facilitating this transaction directly or indirectly on behalf of, any such person, group, entity, or nation. Each Party shall defend, indemnify, and hold harmless the other Party from and against any and all claims, damages, losses, risks, liabilities, and expenses (including reasonable attorneys’ fees and costs) arising from or related to any breach of the foregoing representation and warranty.

V. Brokers. The real estate brokers named in this Contract shall be compensated in accordance with their agreements with their clients and/or any offer of compensation made by the listing broker in a multiple listing service in which the listing and cooperating broker both participate.

W. Original Executed Contract. The listing broker shall hold the original fully executed copy of this Contract.

Exhibit 10.1

VACANT LAND PURCHASE AND SALE CONTRACT

RIDER “A”

THIS RIDER IS ATTACHED TO AND MADE A PART OF A VACANT LAND PURCHASE AND SALE CONTRACT DATED AUGUST 9, 2012 BY AND BETWEEN Inland Land Appreciation Fund (HEREINAFTER REFERRED TO AS “SELLER”) AND Gerhard F. Schiele Declaration of Trust Dated October 15, 1991 (HEREINAFTER REFERRED TO AS “BUYER”), FOR THE PROPERTY COMMONLY KNOW AS Empire and Swanberg Roads in (Kane COUNTY), ILLINOIS. TO THE EXTENT THIS RIDER IS INCONSISTENT OR CONFLICTS WITH THE CONTRACT, THE TERMS OF THIS RIDER SHALL CONTROL.

1.         The closing date shall be September 12, 2012 at Chicago Title Insurance Company at the Wheaton, Illinois branch.

2.         The Buyer shall be the Gerhard F. Schiele Declaration of Trust or such trust as the Buyer will designate

3.         Within 10 business days of acceptance of this contract, Seller will furnish Purchaser the last title report, last environmental and soil reports, if any, and last survey for the property. This contract is subject to Purchaser’s review of said reports and survey within 5 business days of receipt of same. If the confirmation or documentation furnished is unacceptable to Purchaser, then this contract shall, at Purchaser’s option, and upon written notice to Seller, become null and void, and all earnest monies deposited shall be refunded to Purchaser forthwith.

AGREED:	August 9, 2012

SELLER:	Inland Land Appreciation Fund	PURCHASER:

By:	/s/Guadalupe Griffin	/s/ Gerhard F. Schiele
Gerhard F. Schiele, Trustee
Title:	Senior Vice President